SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]     Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]        Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to 240.14a-12

                   JENNIFER CONVERTIBLES, INC.
        (Name of Registrant as Specified in its Charter)


                               N/A
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-
      6(i)(1) and 0-11.

   (1)   Title  of each class of securities to which transaction applies:

   (2)   Aggregate  number  of securities to  which  transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount previously paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:

                   JENNIFER CONVERTIBLES, INC.
                    419 Crossways Park Drive
                    Woodbury, New York 11797

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                 TO BE HELD ON _______ __, 2003


Dear Stockholders:

The   2003   Annual   Meeting   of  Stockholders   of   Jennifer
Convertibles, Inc. will be held at _____________________ at _________ a.m./p.m.], Eastern Time on __________, ___________
__, 2003, for the following purposes:

       1. To elect a Board of Directors to serve until the 2004
          Annual Meeting of Stockholders.

       2. To ratify the appointment of Eisner LLP as our independent auditors and public accountants for the fiscal year ended August 30, 2003.

       3. To authorize an amendment to our certificate of incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 10,000,000 to 12,000,000 as soon as practicable, upon stockholder approval.

       4. To consider and act upon a proposal to adopt the Company's 2003 Stock Option Plan.

       5. To transact such other business as may properly come before the meeting or any adjournment thereof.

All stockholders are invited to attend the meeting.
Stockholders of record at the close of business on ________ __, 2003, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

The foregoing items of business are more fully described in the proxy statement that is attached hereto and a part of this notice.

The Board of Directors unanimously recommends that you vote for all of the proposals.


               By Order of the Board of Directors

                               /s/ Harley J. Greenfield

                               Harley J. Greenfield
                               Chairman   and  Chief   Executive
                               Officer


_________ __, 2003
Woodbury, New York

                        TABLE OF CONTENTS

                                                                     Page

Voting Procedures and Solicitation ................................
Security Ownership of Certain Beneficial Owners and Management.....
Management ........................................................
Executive Compensation ............................................
Report of Audit Committee .........................................
Section 16(a) Beneficial Ownership Reporting Compliance............
Certain Relationships and Related Transactions.....................
Proposal 1.  Election of Directors.................................
Proposal 2.  Ratification of Auditors..............................
Proposal 3.  Increase of Authorized Common Stock...................
Proposal 4.  Adoption of 2003 Stock Option Plan....................
Stockholder Proposals .............................................
Other Matters .....................................................
Documents Included in this Proxy Statement.........................
Appendix A - Audit Committee Charter...............................
Appendix B - 2003 Stock Option Plan................................

       PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

                   JENNIFER CONVERTIBLES, INC.
                    419 Crossways Park Drive
                    Woodbury, New York 11797

                         PROXY STATEMENT
                 ANNUAL MEETING OF STOCKHOLDERS

                       _________ __, 2003

                          INTRODUCTION

This proxy statement and the accompanying proxy is furnished in connection with the solicitation by the Board of Directors of Jennifer Convertibles, Inc., a Delaware corporation (sometimes referred to in this proxy statement as the Company or Jennifer Convertibles), of proxies for use at the 2003 Annual Meeting of Stockholders (Annual Meeting), to be held at the offices of ____________________________ at [_____a.m./p.m., Eastern time,]
on ______ __, 2003, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. We intend to mail this proxy statement and the accompanying proxy card on or about ________ __, 2003 to all stockholders entitled to vote at the Annual Meeting. The Annual Report to Stockholders for the fiscal year ended August 31, 2002 is being mailed with this proxy statement, but does not constitute a part hereof.

               VOTING PROCEDURES AND SOLICITATION

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card. Your prompt voting may save us the expense of following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose.

METHODS OF VOTING

You may vote by signing and returning the enclosed proxy card or by voting in person at the meeting. If you send in a proxy card, and also attend the meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the meeting that you wish to vote in person.

REVOKING A PROXY

You may revoke your proxy by:

  .    signing and returning another proxy card at a later date;

  . sending written notice of revocation to the Secretary at our offices, located at 419 Crossways Park Drive, Woodbury, NY 11797; or

  .    informing the Secretary and voting in person at the meeting.

To be effective, a later-dated proxy or written revocation must arrive at our corporate offices before the start of the meeting.

PROXY SOLICITATION

We are soliciting the enclosed proxy card on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, our officers and employees may solicit proxies by telephone or fax. We have requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of our stock. No additional compensation will be paid for such solicitation.

HOW PROXY CARDS ARE VOTED

The proxy holders named on the proxy card are Harley J. Greenfield, our Chairman and Chief Executive Officer, and Rami Abada, our President, Chief Financial Officer, Chief Operating Officer and a director. The proxy holders will vote shares according to the stockholder's instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares FOR the election of the director nominees listed on the card; FOR ratifying the appointment of Eisner LLP as our independent auditors for the fiscal year ending August 30, 2003; FOR amending our certificate of incorporation to increase the number of authorized shares of common stock from 10,000,000 to [12,000,000] FOR adopting our 2003 Stock Option Plan; and in their discretion on any other business that may properly come before the meeting.

QUORUM AND VOTES REQUIRED

A majority of the votes of outstanding shares of common stock represented at the Annual Meeting in person or by proxy constitutes a quorum. Abstentions and broker non-votes will count towards the quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner.

Directors are elected by a plurality of votes cast, so the seven nominees receiving the most votes will be elected. Stockholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card. Abstention and broker non-votes will count neither for nor against election.

The proposals to ratify the appointment of the independent auditors for the fiscal year ending August 30, 2003 and to amend the stock option plan require the affirmative vote of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Because abstentions are treated as shares present or represented and entitled to vote, abstentions with respect to these proposals will have the same effect as a vote against the proposal.
Broker non-votes are not deemed to be present and represented and entitled to vote, and therefore will have no effect on the outcome of the vote.

Amending the certificate of incorporation to increase the number of authorized shares requires the affirmative vote of the majority of the outstanding shares of common stock. While abstentions and broker non-votes will count neither for nor against the proposal, because they are not affirmative votes, they will have the same effect as a vote against the proposal.

VOTING RIGHTS, SHARES OUTSTANDING AND VOTES PER SHARE

Holders of common stock at the close of business on the record date of ____________, 2003, are entitled to vote at the meeting.

As of the close of business on May 13, 2003, there were 5,712,058 shares of common stock outstanding.

Each share of common stock is entitled to one vote.

DISSENTERS' RIGHTS

Under Delaware law, stockholders are not entitled to dissenters' rights of appraisal on any proposal referred to herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 13, 2003, information regarding the beneficial ownership of our common stock by (a) each person who is known to us to be the owner of more than five percent of our common stock, (b) each of our directors, (c) each of the named executive officers, and (d) all directors and executive officers and executive employees as a group. Information as to David A. Belford and the Pacchia, Grossman, Shaked, Wexford Group, Hans J. Klaussner and Klaussner is based on Schedules 13D filed by such persons or group and information as to M. Shanken Communications, Inc. is based on a Schedule 13G filed by such entity:

Name and Address of               Amounts and          Percent of
Beneficial Owner                   Nature of           Class (%)
                                   Beneficial
                                 Ownership (1)

Harley J. Greenfield (2)       1,305,921 (2)(3)        22.9
Edward B. Seidner (2)          798,880 (2)(4)          14.0
Fred J. Love (2)               585,662 (2)(5)(6)       10.3
Jara  Enterprises, Inc.  (a    293,579 (6)              5.1
  related  private  company)
  (2)
David A. Belford (7)           394,000 (7)              6.9
Pacchia,  Grossman, Shaked,    482,100 (8)              8.4
  Wexford Group (8)
M.  Shanken Communications,    322,000 (9)              5.6
  Inc. (9)
Bernard Wincig (10)            170,239 (10)             3.0
Edward G. Bohn (11)            46,166 (11)              0.8
Kevin J. Coyle (11)            52,916 (11)              0.9
Leslie Falchook (12)           77,600 (12)              1.4
Rami Abada (2)(13)             653,001 (13)            11.4
Kevin Mattler (14)             50,000 (14)              0.9
Hans J. Klaussner and          1,436,986 (15)          25.2
  Klaussner Furniture
  Industries, Inc. (15)
Mark Berman (16)               44,000 (16)              0.8
All directors and executive    3,198,723               56.0
  officers and executive       (2)(3)(4)
  employees as a group (nine
  (9) persons)

(1) All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

(2) The address of Messrs. Greenfield, Abada and Seidner is c/o Jennifer Convertibles, Inc., 419 Crossways Park Drive, Woodbury, New York 11797. The address of Fred J. Love and the private company is One Ames Court, Plainview, New York 11803. Mr. Greenfield and Mr. Love are brothers-in-law.

(3) Includes (a) 292,831 shares underlying options granted to Mr. Greenfield by Mr. Love and a related private company, over which Mr. Greenfield has no voting power but has shared dispositive power, as such shares may not be disposed of without his consent and (b) 300,000 shares of common stock underlying options to acquire convertible preferred stock granted to Mr. Greenfield by Klaussner, and (c) 398,032 shares of our common stock underlying options which are currently exercisable options, but does not include 499,015 shares of our common stock underlying options which are not currently exercisable. See "Executive Compensation"

(4) Includes 292,831 shares underlying the options granted to Mr. Seidner by Mr. Love and a related private company, over which Mr. Seidner has no voting power but has shared dispositive power, as such shares may not be disposed of without his consent and (b) 66,666 shares of our common stock underlying options which are currently exercisable options, but, does not include 33,334 shares of our common stock underlying options which are not currently exercisable.

(5) Includes 293,579 shares of common stock owned by a related private company, over which Mr. Love has sole voting and dispositive power, which, together with 292,083 shares owned directly by Mr. Love, are subject to the options granted to Mr. Greenfield by Mr. Love and the options granted to Mr. Seidner by Mr. Love and a related private company, and which may not be disposed of without the consent of the relevant optionee.

(6) All of such shares are beneficially owned by Mr. Love, the sole stockholder of a related private company. Includes shares of our common stock owned by three of a related private company's wholly-owned subsidiaries. Mr. Love has sole voting and shared dispositive power over such shares, as such shares are subject to the options granted by him to Mr. Greenfield and Mr. Seidner and may not be disposed of without the consent of the relevant optionee. The related private company's address is One Ames Court, Plainview, New York 11803.

(7)  The address of David A. Belford is 2097 S. Hamilton Road,
     Suite 200, Columbus, Ohio 43232.

(8) Represents the shares of our common stock owned by a group which was formed to object to the prior proposed settlement of the derivative litigation referred to in "Legal Proceedings." The group consists of the following persons and entities, each of which has the sole and shared power to vote and dispose, and total beneficial ownership, of the shares of common stock set forth opposite such persons' or entity's name: (1) Anthony J. Pacchia - sole 11,000, shared 20,700, total 31,700; (2) F&Co., Inc. as Custodian for Pacchia under IRA Account - sole 16,000, shared 15,700, total 31,700; (3) Anthony J. Pacchia, P.C., (Money Purchase) fbo Pacchia - sole 2,500, shared 29,200, total 31,700; (4) Sandra Pacchia Custodian for Lee Pacchia - sole 1,100, shared 30,600, total 31,700; (5) Sandra Pacchia Custodian for Tom Pacchia - sole 1,100, shared 30,600, total 31,700; (6) Anthony T. Pacchia and Gloria Pacchia - sole 1,000, shared 15,000, total 16,000;
     (7) Anthony T. Pacchia, IRA Rollover - sole 15,000, shared 1,000, total 16,000; (8) Kenneth S. Grossman, Trustee, Profit Sharing Plan DLJSC - Custodian fbo Kenneth S. Grossman - sole 96,400, shared 3,500, total 99,900; (9) Kenneth S. Grossman - 3,500 sole, 96,400 shared, total 99,900; (10) IRA fbo
     Patricia Berger, DLJSC as custodian - sole 3,500, shared 0, total 3,500, (11) Ellen Grossman, Custodian for Andrew Grossman UGMA/ NY - sole 5,000, shared 0, total 5,000; (12) IRA fbo Howard Berger, DLJSC as custodian - sole 3,500, shared 0, total 3,500; (13) IRA fbo Jill Berger, DLJSC as custodian, Rollover Account - sole 3,500, shared 0, total 3,500; (14) IRA fbo Herbert Berger, DLJSC as custodian - sole 5,000, shared 0, total 5,000; (15) Marilyn Levy - sole 5,000, shared 0, total 5,000; (16) Ellen Grossman, Custodian for Joshua Grossman UGMA/NY - sole 5,000, shared 0, total 5,000;
     (17) Amir Shaked - sole 37,700, shared 1,300, total 39,000;
     (18) IRA fbo Amir Shaked - sole 1,300, shared 37,700, total 39,000; (19) Wexford Special Situations 1996, L.P. - sole 0, shared 142,783, total 142,783; (20) Wexford Special Situations 1996 Institutional L.P. - sole 0, shared 25,764, total 25,764; (21) Wexford Special Situations 1996 Limited - sole 0, shared 7,859, total 7,859; (22) Wexford-Euris Special Situations 1996, L.P. - sole 0, shared 36,094, total 36,094;
     (23) Wexford Management LLC - sole 0, shared 212,500, total 212,500; (24) IRA fbo Zachery Goldwyn - sole 52,500, shared 0, total 52,500. The address for group members (a) 1-5 is 602 Orchard Street, Cranford, New Jersey 07106, (b) 6 and 7 is 31 Center Board Drive, Bayville, New Jersey 08721, (c) 8-9, 11, 16, 17 and 18 is 620 Fifth Avenue, 7th Floor, New York, New York 10020, (d) 10 and 14 is 31 Wisconsin Avenue,
     N. Massapequa, New York 11578, (e) 12 and 13 is 58 Alpine Way, Dix Hills, New York 11746, (f) 15 is 155 East 76th Street, New York, New York 10022, (g) 19-21 and 23-24 is 411 West Putnam Avenue, Greenwich, Connecticut 06830, and (h) 22 is c/o Hemisphere Fund Managers Ltd., Harbour Centre, Georgetown, Grand Cayman Islands, B.W.I.

(9)  The address of M. Shanken Communications, Inc. is 387 Park
     Avenue South, New York, New York 10022.

(10) Includes 8,800 shares of our common stock owned by Mr.
     Wincig's wife and 45,666 shares of our common stock underlying exercisable options. Does not include 33,334 shares of our common stock underlying options which have not yet vested.

(11) Includes, as to each individual, 41,666 shares of our common stock underlying exercisable options, but does not include 33,334 shares of our common stock underlying options which are not currently exercisable.

(12) Includes 50,000 shares of our common stock underlying options which are currently exercisable options.

(13) Includes 600,000 shares of our common stock underlying options which are currently exercisable options, but does not include 50,000 shares of our common stock underlying options which are not currently exercisable.

(14) Includes 50,000 shares of our common stock underlying exercisable options.

(15) Represents 1,424,500 shares underlying convertible preferred stock issued to Klaussner in connection with Klaussner's $5,000,000 investment. Includes 300,000 shares of common stock subject to options to acquire preferred stock granted to Mr. Greenfield by Klaussner subsequent to November 30, 1999. See "Certain Relationships and Related Transactions." Based on information contained in the Schedule 13D filed by Klaussner and its owner, Hans J. Klaussner, Mr. Klaussner is the sole stockholder of the parent of Klaussner and, accordingly, may be deemed the beneficial owner of the shares owned by Klaussner. Includes 12,486 shares of our common stock underlying options which are currently exercisable options. Does not include 6,244 shares of our common stock underlying options which are not currently exercisable. The principal address of Klaussner is 405 Lewallen Street, Asheboro, North Carolina 27203. Hans J. Klaussner's address is 7614 Gegenbach, Germany.

(16) Includes (a) 27,000 shares of our common stock; (b) 12,000 shares of our common stock held by Mr. Berman's wife; (c) 2,000 shares of our common stock held under a Money Purchase Keogh f/b/o Mark Berman by CWAI Consultants Corp. and (iv) 3,000 shares of our common stock held under a Profit Sharing Keogh f/b/o Mark Berman by CWAI Consultants Corp. Does not include 25,000 shares of our common stock underlying options which are not currently exercisable

                           MANAGEMENT

Board of Directors

     Our Certificate of Incorporation and Bylaws provide for our business to be managed by or under the direction of the Board of Directors. Under our Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors, The Board of Directors currently consists of seven members. Directors are elected for a period of one year and thereafter serve, subject to the Bylaws, until the next annual metering at which their successors are duly elected by the stockholders.

Name                   Age   Position(s) with the Company

Harley  J.  Greenfield 58    Director, Chairman of the  Board  and
                             Chief Executive Officer
Edward G. Bohn         57    Director
Kevin J. Coyle         58    Director
Edward B. Seidner      50    Director and Executive Vice President
Bernard Wincig         71    Director
Rami   Abada           43    Director,  President,  Chief  Operating
                             Officer and Chief Financial Officer
Mark Berman            40    Director

Harley J. Greenfield

Mr. Greenfield has been our Chairman of the Board and Chief Executive Officer since August 1986 and was our President from August 1986 until December 1997. Mr. Greenfield has been engaged for more than 30 years in the furniture wholesale and retail business and was one of the co-founders of the private company, which established the Jennifer Convertibles concept in 1975. Mr. Greenfield is a member of the New York Home Furnishings Association.

Edward G. Bohn

Mr. Bohn has been a member of our Board of Directors since February 1995. Mr. Bohn was appointed Chief Financial Officer in March 2001, of Nova Corp., which constructs and manages the construction of data centers serving the telecommunications (Internet) industry both domestically and internationally, after having been a director and consultant since December 1999. He has been a director of Nuwave Technology, Inc., which owns and markets video enhancement technology, since July 1995. Since September 1994, he has operated as an independent consultant in financial and operational matters. Mr. Bohn has a B.S. from Fairleigh Dickinson University and is a member of New Jersey State Society of C.P.A.'s.

Kevin J. Coyle

Mr. Coyle was appointed as a member of our Board of Directors in February 1995. Mr. Coyle has been a certified public accountant specializing in litigation support since 1972. Since January 2000, Mr. Coyle has been serving as the Chief Financial Officer of FreshDirect of New York, Inc., a company organized to sell perishable food products directly to consumers over the Internet. Mr. Coyle graduated from Queens College with a B.S. in accounting and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Edward B. Seidner

Mr. Seidner became a member of our Board of Directors in August
1986 and an Executive Vice President in September 1994.  From

1977 until November 1994, Mr. Seidner was an officer and a director of a related private company. Mr. Seidner has been engaged for more than 25 years in the furniture wholesale and retail business. Mr. Seidner is a member of the New York Home Furnishings Association.

Bernard Wincig

Mr. Wincig became a member of our Board of Directors in September 1986. Mr. Wincig has been an attorney in private practice since 1962. Mr. Wincig received his Juris Doctor degree from Brooklyn Law School.

Rami Abada

Mr. Abada became our President and a member of our Board of Directors on December 2, 1997, has been our Chief Operating Officer since April 12, 1994 and became the Chief Financial Officer on September 10, 1999. Mr. Abada was our Executive Vice President from April 12, 1994 to December 2, 1997. Prior to joining us, Mr. Abada had been employed by the private company since 1982. Mr. Abada is also a director of CCA Industries, Inc., a public company engaged in the manufacture and distribution of health and beauty aid products.

Mark L. Berman

Mr. Berman was appointed a member of our Board of Directors in May 2003. Mr. Berman has been the Managing Partner of Liquid Realty Partners, a buy-side private equity firm dedicated exclusively to acquiring limited partnership interests on a secondary basis in the $100 billion private real estate fund market, since March 2002. In 1994, Mr. Berman formed Trinad Partners, Inc., a boutique merchant bank focusing on private equity investments, and remained at the firm until 2001. In the late 1990's, Mr. Berman was a Co-Founder and Chairman of OuterForce Systems, Inc., an early stage software company, and also helped to start iWon.com, an internet portal company. Mr. Berman has a J.D. from New York University and a B.S. in Finance from the State University of New York at Albany.


THE BOARD AND ITS COMMITTEES

Committees and Meetings

     Our directors are elected at the annual meeting of stockholders and hold office until their successors are elected and qualified. The Board of Directors held five meetings during the 2002 fiscal year. None of the directors attended fewer than 75% of the number of meetings of the Board of Directors or any committee of which he is a member held during the period in which he was a director or a committee member, as applicable. The Board of Directors has an Audit and Monitoring Committee and a Stock Option Committee.

     Stock Option Committee. The Board of Directors has a Stock Option Committee, which is authorized to administer our stock option plans. As of August 31, 2002, the Stock Option Committee consisted of Messrs. Greenfield and Seidner. Mr. Seidner recently stepped down from the committee and was replaced by Messrs. Bohn and Coyle. The committee had no meetings during the 2002 fiscal year.

     Audit and Monitoring Committee. The Board of Directors has an Audit and Monitoring Committee, which, during the fiscal year ended August 31, 2002, consisted of Bernard Wincig, Edward G. Bohn and Kevin J. Coyle. Mark Berman replaced Mr. Wincig as a member of the committee in May 2003. The Audit and Monitoring Committee is empowered to review the engagement of the independent public accountants and the independence of the public accounting firm. The Audit and Monitoring Committee also reviews the audit and non-audit fees of the independent public accountants and the results of their audit. Furthermore, the committee reviews the adequacy of our internal control procedures, the structure of our financial organization and the implementation of our financial and accounting policies, and monitors our transactions with a related private company. During fiscal 2002, the Audit and Monitoring Committee held four meetings. Messrs. Berman, Bohn and Coyle are "independent" as defined in Section 121(A) of the American Stock Exchange original listing requirements. The Board of Directors has adopted and amended a written charter for the Audit and Monitoring Committee, which is attached hereto as Appendix A. The report of the Audit and Monitoring Committee is set forth elsewhere in this Proxy Statement.

Audit and Monitoring Committee Financial Experts

     Our Board of Directors has determined that Kevin J. Coyle and Edward G. Bohn, two members of our Audit and Monitoring Committee, qualify as audit committee financial experts. Both Messrs. Coyle and Bohn are "independent", as that term is used in Item 7(d)(3)(iv) of Schedule 14A under of the Exchange Act.

Legal Proceedings

     Beginning in December 1994, a series of six actions were commenced as derivative actions on our behalf, against, among others, Harley J. Greenfield, Fred J. Love, Edward B. Seidner and Bernard Wincig, in: (a) the United States District Court for the Eastern District of New York, entitled Philip E. Orbanes v. Harley J. Greenfield, et al., Case No. CV 94-5694 (DRH) and
Meyer Okun and David Semel v. Al Ferrara, et al., Case No. CV 95-0080 (DRH); Meyer Okun Defined Benefit Pension Plan, et al. v. Bdo Seidman & Co., Case No. CV 95-1407 (DRH); and Meyer Okun Defined Benefit Pension Plan v. Jerome I. Silverman Company, et. al., Case No. CV 95-3162 (DRH); (b) the Court of Chancery for the County of New Castle in the State of Delaware, entitled Massini v. Harley J. Greenfield, et. al., Civil Action No. 13936
(WBC); and (c) the Supreme Court of the State of New York,
County of New York, entitled Meyer Okun Defined Benefit Pension Plan v. Harley J. Greenfield, et. al., Index No. 95-110290.

     The complaints in each of these actions assert various acts of wrongdoing by the defendants, as well as claims of breach of fiduciary duty by our present and former officers and directors, including, but not limited to, claims relating to the matters described in our December 2, 1994 press release.

     As described in prior filings with the Securities and Exchange Commission, we had entered into settlement agreements in connection with the derivative litigation, and in the case of certain of such agreements, we had agreed to court approval of such settlement by a certain date. Such court approval was not obtained by such date, and in July 1998, a related private company exercised its option to withdraw from the settlement.

     As described under the heading "Certain Relationships and Related Transactions", on July 6, 2001, a related private company and we entered into a series of agreements designed to settle the derivative action among a related private company, certain of our current and former officers, directors and former accounting firms and us. Effectiveness of the agreements is subject to certain conditions, including court approval. We also entered into an Interim Operating Agreement designed to implement certain of the provisions of the settlement agreement prior to court approval. However, there can be no assurance that the court will approve the settlement or that a settlement will occur on the terms described under such heading.

Director Compensation

     Non-employee directors currently receive a fee of $10,000 per year, plus $500 per meeting attended. As a result of an over-accrual of fees during fiscal 2001, the fees only amounted to an aggregate of $21,191 in fiscal 2002. Directors are reimbursed for out-of-pocket expenses incurred in connection with their services as such. In addition, new directors are awarded options to purchase 25,000 shares upon first joining the Board.

Executive Officers

Leslie Falchook

Mr. Falchook has been one of our Vice Presidents since September
1986.   Mr.  Falchook is primarily involved  with  our  internal
operations. Prior to joining us, Mr. Falchook had been employed by the private company since 1982.
Kevin Mattler

   Mr. Mattler became our Vice President - Store Operations on April 12, 1994 and has been with us since 1988. Mr. Mattler is involved with, and supervises, the operation of our stores and, during his tenure with us; Mr. Mattler has been involved in all facets of our operations. Prior to joining us, Mr. Mattler had been employed by the private company since 1982.


                     EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation paid for the fiscal years ended August 31, 2002, August 25, 2001 and August 26,
2000, or such shorter period as such employees were employed by us, to those persons who were either (a) the chief executive officer as of August 31, 2002 or (b) one of our four other most highly compensated executive officers or executive employees as of August 31, 2002 whose total annual salary and other compensation exceeded $100,000 (collectively with the Chief
Executive Officer, the "Named Executive Officers").

                                                          Annual Compensation       Long-term Compensation
                                                                Awards                    Payouts

Name and     Year    Salary      Bonus   Other annual    Restricted     Securities
principal                                compensation       Stock       Underlying     LTIP       All other
position                                                   Awards      Options/SARS   payouts   compensation

                       ($)        ($)        ($)             ($)             #          ($)        ($)

Harley J.    2002    425,000(1)    -     335,650(1)(2)       -               -           -          0(1)
Greenfield,  2001    414,400       -     127,234             -            300,000(4)     -          0
Chairman of  2000    385,000     50,000  200,714           50,000         297,047        -          0
the Board &
Chief
Executive
Officer

Rami Abada   2002    429,400(3)    -     335,650(3)(2)       -               -           -          0(3)
President,   2001    414,000       -     127,234             -            150,000(5)     -          0
Chief        2000    254,000     50,000  200,714           50,000         300,000        -          0
Operating
Officer &
Interim
Chief
Financial
Officer

Edward B.    2002    300,000       -        -                -               -           -          0
Seidner,     2001    240,000       -        -                -            100,000(6)     -          0
Executive    2000    240,000       -        -                -               -           -          0
Vice
President

Kevin        2002    131,000       -      21,530             -               -           -          0
Mattler,     2001    131,000       -      15,000             -               -           -          0
Senior       2000    131,000       -        -                -               -           -          0
President
Store
Operations

Leslie       2002    116,000       -        -                -               -           -          0
Falchook,    2001    116,000       -        -                -               -           -          0
Senior       2000    116,000       -        -                -               -           -          0
Vice
President
Administration

(1) On August 15, 1999, we entered into a five-year renewable employment agreement with Mr. Greenfield under which Mr. Greenfield is entitled to a base salary of $400,000, subject to certain cost-of-living increases, and incentive bonuses based on our earnings before interest, taxes, depreciation and amortization ("EBITDA") and revenues. We are providing Mr. Greenfield, at our own expense, with a split-dollar life insurance policy for his benefit with a face amount equal to $6,000,000. The premium was $111,000 for the fiscal year ended August 31, 2002. We are entitled upon death or termination of the policies to the lesser of cash value of the policies or the sum of the cash value equal to the sum of our contributions.

(2) Such amount was accrued with respect to fiscal 2002, but not yet paid.

(3) On August 15, 1999, we entered into a five-year renewable employment agreement with Mr. Abada under which Mr. Abada is entitled to a base salary of $400,000 for the first three years and $500,000 thereafter, subject to certain cost-of-living increases, incentive bonuses based on EBITDA and revenues, and stock options to purchase 300,000 shares of our common stock at $3.51 per share which were granted to Mr. Abada in August of 1999. We are providing Mr. Abada, at our own expense, with a split-dollar life insurance policy for his benefit with a face amount equal to $3,000,000. The premium was $32,000 for the fiscal year ended August 31, 2002. We are entitled upon death or termination of the policies to the lesser of cash value of the policies or the sum of the cash value equal to the sum of our contributions.

(4) On January 12, 2001, Mr. Greenfield was granted options to purchase 300,000 shares of our common stock at $3.52 per share.

(5) On January 12, 2001, Mr. Abada was granted options to purchase 150,000 shares of our common stock at $3.52 per share.

(6) On January 12, 2001, Mr. Seidner was granted options to purchase 100,000 shares of our common stock at $3.52 per share.

Stock Option Plans

     We have Incentive and Non-Qualified Stock Option Plans, pursuant to which, as of August 31, 2002, options to purchase an aggregate of 783,047 shares of our common stock were outstanding and under which options to purchase an aggregate of 66,953 shares of common stock were available for grant. In addition, options granted outside of these plans to purchase an additional 1,361,230 shares of common stock were outstanding as of August 31, 2002. These plans are administered by a Stock Option Committee consisting of two persons appointed by the Board of Directors. Options outside of the plans are administered by the full Board of Directors. As of August 31, 2002, this committee consisted of Harley J. Greenfield and Edward B. Seidner. The committee has full and final authority (a) to determine the persons to be granted options, (b) to determine the number of shares subject to each option and whether or not options shall be incentive stock options or non-qualified stock options, (c) to determine the exercise price per share of the options which, in the case of incentive stock options, may not be less per share than 100% of the fair market value per share of the common stock on the date the option is granted or, in the case of a stockholder owning more than 10% of our capital stock, not less per share than 110% of the fair market value per share of the common stock on the date the option is granted, (d) to determine the time or times when each option shall be granted and become exercisable and (e) to make all other determinations deemed necessary or advisable in the administration of the plans. In determining persons who are to receive options and the number of shares to be covered by each option, the Stock Option Committee considers the person's position, responsibilities, service, accomplishments, present and future value to us, the anticipated length of his future service and other relevant factors. Members of this committee are not eligible to receive options under these plans or otherwise during the period of time they serve on the committee and for one year prior thereto, but may receive options after their term on the committee is over. Officers and directors, other than members of the committee, may receive options under these plans. The exercise price of all options granted under or outside of these plans equaled or exceeded the market value of the underlying shares on the date of grant.

     There were no stock options granted in the fiscal year ended August 31, 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year
End Option Values

The following table provides information regarding the exercise of options by each of the named executive officers during the 2002 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of August 31, 2002 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the common stock

                                       Number of Securities                  Value of
                                      Underlying Unexercised              Unexercised In-
                                       Option at August 31,                  the-Money
                                              2002 (%)                      Options at
                                                                             August 31,
                                                                           2002 ($) (1)
Name         Shares        Value     Exercisable     Unexercisable    Exercisable    Unexercisable
            Acquired on   Realized
            Exercise ($)    ($)
                                      Shares    %     Shares     %

Harley J.        N/A        N/A       298,032  18.5   200,000  37.5      $424,359       $299,178
Greenfield
(2)(3)(9)

Rami             N/A        N/A       550,000  34.1   100,000  18.7      $579,000        $58,000
Abada
(3)(5)(6)
(7)(10)

Edward B.        N/A        N/A        33,333   2.1    66,667  12.5       $19,333        $38,667
Seidner
(3)(11)

Leslie           N/A        N/A        50,000   3.1         0   0.0      $105,000             $0
Falchook(2)(4)

Kevin            N/A        N/A        50,000   3.1         0   0.0      $105,000             $0
Mattler
(3)(8)

(1) The value of unexercised in-the money options at fiscal year end assumes a fair market value for our common stock of $4.10, the closing sale price per share of our common stock as reported in the Over-the-Counter Bulletin on August 31, 2002, less the exercise price of each option.
(2) Includes 297,047 options granted on August 10, 2000 at an exercise price of $ 2.25 per share.
(3) All options were granted at an exercise price at least equal to the market value of the underlying common stock on the date of grant.
(4)  Includes 50,000 options granted on May 6, 1997 to Mr.
     Falchook at an exercise price of $2.00 per share in exchange for the cancellation of 20,000 options granted on January
     25, 1993 to Mr. Falchook at an exercise price of $13.125 per share.
(5) Includes 100,000 options granted on May 6, 1997 to Mr. Abada at an exercise price of $2.00 per share.
(6) Includes 100,000 options granted on December 3, 1997 to Mr. Abada at an exercise price of $2.44 per share.
(7) Includes 300,000 options granted on August 15, 1999 to Mr. Abada at an exercise price of $3.51 per share.
(8)  Includes 50,000 options granted on May 6, 1997 to Mr.
     Mattler at an exercise price of $2.00 per share.
(9) Includes 300,000 options granted on January 12, 2001 to Mr. Greenfield at an exercise price of $3.52 per share.
(10) Includes 150,000 options granted on January 12, 2001 to Mr. Abada at an exercise price of $3.52 per share.
(11) Includes 100,000 options granted on January 12, 2001 to Mr. Seidner at an exercise price of $3.52 per share.



Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our existing compensation plans in effect as of August 31, 2002.

Plan Category     Number of       Weighted         Number of
                securities to      average         securities
               be issued upon  exercise price      remaining
                 exercise of   of outstanding    available for
                 outstanding      options,      future issuance
                  options,      warrants and      as of August
                warrants and       rights           31, 2002
                rights as of                       (excluding
                 August 31,                        securities
                    2002                          reflected in
                                                  column (a))
                     (a)             (b)              (c)
Equity              783,047         $2.21           566,953
compensation
plans approved
by security
holders(1)
Equity            1,361,230         $3.29              --
compensation
plans not
approved by
security
holders(2)

Total             2,144,277         $2.81           566,953

  (1) Reflects aggregate options outstanding and available for grant under our Incentive and Non-Qualified Stock Option
       Plans.
  (2) Reflects aggregate options outstanding outside our Incentive and Non-Qualified Stock Option Plans that were issued pursuant to individual stock option agreements.

          COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG JENNIFER CONVERTIBLES, INC., THE NASDAQ
           STOCK MARKET (U.S.) INDEX AND A PEER GROUP
















                                   GRAPH




          COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG JENNIFER CONVERTIBLES, INC., THE NASDAQ
           STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                                    Begin No.    Dividend                          End No.     Cum.
           Transaction  Closing        of          Per     Dividend    Shares         of      Total
Date*        Type       Price**     Shares***     Share      Paid     Reinvested    Shares    Return


31-Aug-97   Year End     2.500        40.00                                         40.000     100.0
31-Aug-98   Year End     1.813        40.00                                         40.000      72.5
31-Aug-99   Year End     2.109        40.00                                         40.000      84.3
31-Aug-00   Year End     2.375        40.00                                         40.000      95.0
31-Aug-01   Year End     1.985        40.00                                         40.000      79.4
31-Aug-02   End          4.100        40.00                                         40.000      64.0

    *  Specified ending dates or ex-dividends dates.
   ** All Closing Prices and Dividends are adjusted for stock splits and stock dividends.
  ***  Begin Shares' based on $100 investment.

                                            Cumulative Total Return

                                 08/97   08/98   08/99   08/00   08/01   08/02
JENNIFER CONVERTIBLES, INC.     100.00   72.50   84.38   95.00   79.40  164.00
NASDAQ STOCK MARKET (U.S.)      100.00   94.49  244.89  268.23  114.72   84.15
PEER GROUP                      100.00  102.21  104.98   91.57  131.63  132.81

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities and Exchange Commission require us to disclose late filings of reports of stock ownership and changes in stock ownership by our directors, officers and ten percent stockholders.. To our knowledge, based solely on our review of (a) the copies of such reports and amendments thereto furnished to us and (b) written representations that no other reports were required, during our fiscal year ended August 31, 2002, all of the filings for our officers, directors, and ten percent stockholders were made on a timely basis.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

     Until November 1994, Harley J. Greenfield, Fred J. Love and Edward B. Seidner, each owned 33- 1/3% of a related private company, which, together with its subsidiaries, owns or licenses certain stores (private company stores). In November of 1994, Messrs. Greenfield and Seidner sold their interests in the related private company for long-term notes and options to purchase shares of our common stock owned by Mr. Love and the related private company. As a result of such sale, Mr. Love now beneficially owns 100% of the private company. The private company is responsible for the warehousing for our stores, and the private company stores, and leases and operates the warehouse facilities for such stores. Until December 31, 1993, the private company was also responsible for purchasing and certain advertising and promotional activities for our owned stores, our licensed stores and the private company stores. Effective January 1, 1994, we assumed the responsibility for purchasing and advertising for our stores. The private company is responsible for a share of all advertising production costs and costs of publication of promotional material within the New York area. Until October 28, 1993, a corporation of which Messrs. Greenfield, Seidner and Love each owned 33-1/3%, owned the trademarks "Jennifer Convertibles" and "With a Jennifer Sofabed, There's Always a Place to Stay." On October 28, 1993, these trademarks were assigned to us from such corporation for nominal consideration, and we agreed to license such trademarks to the private company in New York, as described below. Mr. Love is, and until November 1994, Mr. Seidner was, an executive officer and director of the private company.

     As noted above, in November 1994, Mr. Greenfield and Mr. Seidner sold their interests in the private company in exchange for long-term promissory notes from the private company and options to purchase shares of our common stock that were owned by the private company and Mr. Love. These notes are due in December 2023. Only interest was payable on the notes until December 1, 2001 and, thereafter, principal is payable on a monthly basis through the maturity date. The aggregate principal amount of the notes is $10,273,204, of which $5,136,602 is owed to Mr. Greenfield and $5,136,602 is owed to Mr. Seidner. The notes bear interest at a rate of 7.5% per annum, although a portion of such interest was deferred for a period of time. During the fiscal year ended August 31, 2002, Mr. Greenfield and Mr. Seidner each received approximately $330,000 in interest on their promissory notes from the private company. The notes are secured by a security interest in the private company's personal property. Mr. Love's personal guaranty of the notes was released by Messrs. Greenfield and Seidner in connection with the tentative settlement of the litigation between the private company and us. The options owned by Mr. Greenfield and Mr. Seidner to purchase the Jennifer Convertibles common stock owned by Mr. Love and the private company referred to above are exercisable at a price of $15.00 per share until they expire on November 7, 2004, for an aggregate of 585,662 shares of such common stock, of which 292,831 options are owned by Mr. Greenfield and 292,831 by Mr. Seidner. In addition, Mr. Greenfield and Mr. Seidner each owe significant amounts to the private company.

     In July 2001, the private company and we entered into a series of agreements designed to settle the derivative action among the private company, certain of our current and former officers and directors and former accounting firms and us. Effectiveness of the agreements is subject to certain conditions, including court approval. We also entered into an Interim Operating Agreement designed to implement certain of the provisions of the settlement agreement prior to court approval.

     The material terms of the settlement agreements are as follows:

     Pursuant to a Warehouse Transition Agreement, the private company will transfer to us the assets related to the warehouse system currently operated by the private company and we will assume responsibility for the leases and other costs of operating the warehouse. Pursuant to computer hardware and software agreements, we will also assume control of and responsibility for the computer system used in the operations of the warehouse systems and stores while providing the private company with access to necessary services. Pursuant to a Warehousing Agreement, we will be obligated to provide warehouse services to the private company of substantially the type and quality that the private company formerly provided to us.
During the first five years of the agreement, we will receive a fee of 2.5% on the net sales price of goods sold by the private company up to $27,640,000 in sales, and 5% on net sales over $27,640,000. After five years, we will receive a fee of 7.5% of all net sales by the private company. In addition, during the full term of the agreement, we will receive a fee for fabric protection and warranty services at the rate we were being charged, subject to documented cost increases.

     Pursuant to a Purchasing Agreement, we will continue to purchase merchandise for ourselves and the private company on substantially the same terms as our current terms, except that the private company will have 85 days to pay the amounts due.

     We will also receive, for no cost, the limited partnership interests in limited partnerships currently operating 48 stores. We currently own the general partnership interest in such limited partnerships. The operations of these stores are currently included in our consolidated financial statements, which are part of our Annual Report on Form 10-K/A for the fiscal year ended August 31, 2002. Accordingly, this will not materially impact our financial statements. However, after the settlement, we will wholly own the partnerships operating the stores.

     Under a Management Agreement and License, we will be responsible for managing the sales of the private company's stores so that the stores will be substantially the same as our own stores, provided the private company is not obligated to spend more than $25,000 per store or $100,000 in any 12-month period on maintenance and improvements to its stores. If the private company's sales exceed $27,640,000 in a year, we will receive a management fee of 48% of the excess in the first two years, and thereafter, 10% of excess up to $29,640,000, and 48% of any excess over $29,640,000. We will also have the right to open an unlimited number of stores in New York and will pay a royalty of $400,000 per year, which will also cover the stores recently opened in New York. We intend to open stores aggressively in New York.

     Because we may negatively impact the private company's sales by opening additional stores of our own within the state of New York and because we will be managing the private company's stores, we agreed to pay the private company 10% of the amount by which their yearly net sales for any 12 month period are below $27,640,000, provided that if their yearly net sales fall below $26,000,000, we will pay the private company 15% of such shortfall amount, provided further that such amounts, together with amounts we may pay for advertising if the private company's sales drop below $27,640,000, shall not, in the aggregate, exceed $2,700,000 in any 12 month period.
Messrs. Greenfield and Seidner, each an officer, director and principal stockholder of our company, have agreed to be responsible for up to an aggregate of $300,000 of amounts due under these provisions in each year.

     The private company has the right to close stores and, if it does, we have the right to purchase them for the cost of the related inventory (typically, approximately $50,000) and, subject to obtaining any necessary landlord's consent, continue the operations of the stores for our own account. The closing of stores by the private company does not affect our obligation to pay the private company for shortfalls in its sales.

     The private company shall contribute $125,750 per month to advertising, provided that such amount shall be reduced by the lesser of $80,000 or 1% of our sales in New York (other than sales of leather furniture and sales from six stores in New York that we have owned for many years). In addition, subject to certain exceptions, if the private company's sales in any 12 month period commencing as of January 1, 2002, are less than $27,640,000, we will pay the private company (or reduce the advertising payment they owe us) by an amount equal to 50% of the amount by which their sales are below $27,640,000, provided that the amount of such reduction in any 12-month period, plus any payments of the 10-15% with respect to sales shortfalls as described above, will not exceed $2,700,000 in the aggregate.

     The Management Agreement and License expire in 2049 and may be terminated by an arbitrator for material breach. The Management Agreement also terminates upon purchase by us of the private company's stores pursuant to the Option Agreement described below. If terminated for a reason other than a purchase, we would be obligated not to sell furniture other than leather furniture in New York, except in certain counties, and, accordingly, would have to either sell our Jennifer Convertibles stores to the private company, close them or convert them to Jennifer Leather stores. In addition, in case of such termination, we would have to make up certain shortfalls, if any, in the private company's sales in cash or by delivery of stores in New York that meet certain sales volume requirements.

     In settlement of certain disputes for amounts due us from the private company, the private company will execute three notes to us in the aggregate principal amount of $2,600,000, plus amounts owed at the closing date for purchasing and other services, including a note in the principal amount of $200,000, which is due over three years and bears interest at 6% per annum, a note in the principal amount of $1,400,000, which is due over five years and bears interest at 6% per annum, and a note for the remaining principal amount, which is due, with respect to the amount in excess of $1 million, if any, within ninety days, and with respect to the balance, if any, over five years without interest.

     Pursuant to an Option Agreement, we will receive the option to purchase the assets relating to the private company's stores for a period of 10 years beginning on the tenth anniversary of entering into the Definitive Agreements at a purchase price starting at $8,125,000, plus the assumption of approximately $5,000,000 in principal of notes due to Messrs. Greenfield and Seidner, and decreasing over the term of the option. If we exercise the Option Agreement, the private company will enter into an Asset Purchase Agreement in the form attached to the Option Agreement.

     Under the Interim Operating Agreement, we will operate in most respects as if a closing under the agreements summarized above had occurred, except that the private company will not transfer the warehouse assets, computer system or limited partnership interests. However, we will operate the warehouse system and manage the private company stores as if the closing had occurred and we will be able to continue to open stores in New York as if such closing had occurred. If, for any reason, the court fails to approve the settlement and there is no appeal, the Interim Operating Agreement will terminate. In such case, everything would go back to the way it was before such agreement was signed, except that we would have a license to continue to operate the stores we open in New York for a royalty of $400,000 per year plus 5% of net sales in New York, except for sales of leather furniture and from certain of the older New York stores owned by us.

     Under the Interim Operating Agreement, we paid $200,000 as a one- time royalty fee for opening four additional stores in New York, which was accounted for in fiscal year 2001.

     The main impact of the Interim Operating Agreement is that we receive the benefits of operating the warehouse system, net of the related costs. We no longer have to pay the private company amounts for warehousing and fabric protection. We also generate additional revenues from services to the private company. However, offset against these savings are the expenses of operating the warehouse, including estimated annual rent of $1,000,000, as well as other operating expenses, including personnel. Based on our current estimates of the other expenses of operating the warehouse and the estimated amounts payable by us to the private company pursuant to the settlement agreement, we expect that the agreement will improve our operating results by an estimated $700,000 each year. For fiscal 2002, the effect was $1,254,000. There is no assurance that the agreement will improve our future operating results to the extent we estimate or at all.

     In addition, we will be able to open additional stores in New York, will manage the private company's stores and will be subject to the possibility of having to make payments, for periods commencing after January 2002, in respect of any shortfall in the private company's sales.

     One other consequence of operating under the Interim Operating Agreement is that the private company now has 85 days to pay for merchandise purchased by us for the private company's account. The extended payment terms slow our cash flow from the private company and, based on purchases by the private company, in fiscal 2002, the adverse impact on cash flow was approximately $1.5 million, compared to the amount of cash we would have received from the private company under the prior payment terms of 30 days from invoice.

     A monitoring committee will be set up to review, on an on-going basis, the relationships between the private company and us in order to avoid potential conflicts of interest between us. The monitoring committee will consist of two persons, Kenneth Grossman, one of the parties objecting to the original settlement between the private company and us, and Edward G. Bohn, a current member of our Board of Directors, each of whom will be paid $50,000 per year for their services. The monitoring committee will remain in effect for five years after the approval of the settlement by the court.

     As of August 31, 2002, the private company owed to us $3,296,000 for current charges for fiscal 2002, which have since been fully paid. Amounts owed by the private company to us as of August 31, 2002, which consist of unpaid amounts from fiscal 1996 and prior years totaling $4,754,000, are reserved in the accompanying consolidated financial statements due to uncertain collectibility.

     Prior to the agreements signed in July 2001, the following agreements were in effect:

     Pursuant to a license agreement between the private company and us, the private company had the perpetual, royalty-free right to use, sublicense and franchise the use of the trademarks

"Jennifer Convertibles," with "Jennifer Sofabeds, There's Always a Place to Stay" in the state of New York. The license is exclusive in that territory, and subject to certain exceptions, including nine stores operated by us in New York on a royalty-free basis and up to two additional stores that the private company has agreed may be opened in New York on a royalty-free basis.

     The private company provided certain warehouse facilities and related services, including arranging for goods to be delivered to such facilities and to customers pursuant to a warehousing agreement between the private company and us. The private company also provided fabric protection services, including a lifetime warranty, to our customers and our licensees.

     By agreement dated November 1, 1995, the private company and we agreed as to certain amounts owed to each other, as of August 26, 1995, as well as amounts owed by certain of our consolidated licensees other than Southeastern Florida Holding Corp., which we refer to as the "Private Licensees." In addition, the private company agreed to assume the obligations of the Private Licensees referred to above and to offset the amounts owed to us by the private company against the amounts owed to the private company by us. Pursuant to the Offset Agreement dated March 1, 1996, we agreed to continue to offset, on a monthly basis, amounts owed by the private company and the Private Licensees to us for purchasing, advertising, and other services and matters against amounts owed by us to the private company for warehousing services, fabric protection, freight and other services and matters.

     Before May 26, 2001, the private company was responsible for all fabric protection warranty claims, and all fabric protection revenue was recognized when the sale was delivered. After May 26, 2001, as a result of the execution of the Interim Operating Agreement, we became responsible for all fabric protection claims, and revenue from the sale of fabric protection is recognized over the estimated service period. The result was that fabric protection revenue that we would have recognized as revenue immediately was treated as deferred income on our balance sheet and, if not for the amendment to the agreement with the private company referred to in the following paragraph, would have been recognized in proportion to the costs expected to be incurred in performing services under the plan.

     As this accounting treatment was an unintended result of the Interim Operating Agreement, we have entered into an amendment of such agreement with the private company pursuant to which, for a payment of $400,000 payable in eight installments of $50,000, the private company will be responsible for fabric protection claims made after June 23, 2002 for previously sold merchandise and, for $50,000 per month, subject to adjustment based on the annual volume of sales of the fabric protection plans, and will be responsible for fabric protection claims made with respect to all merchandise sold between June 23, 2002 and August 28, 2004, subject to an extension of the term at our option through August 27, 2005. Accordingly, we recognized the $2,121,000 of deferred revenue as of May 25, 2001 as revenue in fiscal 2002.

Additional Matters

     Rami Abada, our President, Chief Operating Officer and Chief Financial Officer, owned two corporations, each of which owned a licensed Jennifer Convertibles store. On March 23, 2000, Mr. Abada sold these two stores to the private company for the sum of $300,000. As of August 31, 2002, he has received $242,000 and is owed $58,000 from the private company.

     From time to time, the private company and we use the services of Wincig & Wincig, a law firm of which Bernard Wincig, one of our directors and stockholders, is a partner. Mr. Wincig and his firm received approximately $156,000 of legal fees from the LP's and us and an aggregate of approximately $15,000 from the private company during the fiscal year ended August 31, 2002.

  PROPOSAL 1:  ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

     At the time of the Annual Meeting, the Board of Directors will consist of seven incumbent members who are seeking to be elected at the meeting to serve until the next annual meeting or special meeting of stockholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy. Each of the nominees is currently one of our directors.

The Board of Directors has nominated Harley J. Greenfield,
Edward B. Seidner, Edward G. Bohn, Kevin J. Coyle, Bernard
Wincig, Rami Abada and Mark Berman for election as our directors.

Required Vote

     The approval by a plurality of votes cast is required for the election of directors; therefore, the seven nominees receiving the most votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE
COMPANY VOTE "FOR" THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE
SEVEN NOMINEES PROPOSED BY THE BOARD OF DIRECTORS IN THIS PROXY
STATEMENT.



           PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF
               EISNER LLP AS INDEPENDENT AUDITORS

     We recommend voting FOR the ratification of the appointment of Eisner LLP as our independent auditors and public accountants for the fiscal year ending August 31, 2003. Eisner served as our independent auditors for the fiscal years ended August 31, 2002 and August 25, 2001. We have requested that a representative of Eisner attend the meeting. The representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Eisner LLP for the audit of the Company's annual financial statements for the years ended August 31, 2002, and August 25, 2001, and fees billed for other services rendered by Eisner LLP during those periods: Certain amounts for 2001 have been reclassified to conform to the 2002 presentation.

                          2001                     2002
                   _______________          _______________

Audit fees:(1)        $207,000                 $205,960
Audit related
fees:(2)               135,000                        0
Tax fees:(3)           199,495                  149,119
All other fees:(4)      79,193                        0
Total                 $620,688                 $355,079



(1) Audit fees consisted of audit work performed in the preparation and review of our annual financial statements and review of financial statements included in our quarterly reports filed with the Securities and Exchange Commission (SEC), as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2) Audit related fees consisted principally of assistance in connection with the interpretation of a comment letter that we received from the SEC regarding our annual financial statements for fiscal 2002.

(3) Tax fees consist principally of tax compliance, advisory and planning services.

(4) All other fees in 2002 consisted principally of assistance in connection with the class action litigation described in the section "Legal Proceedings" under Proposal 1 of this proxy statement, and the implementation of accounting software by Eisner Information Solutions, a division of Eisner LLP.

Report of the Audit and Monitoring Committee

  We have reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2002 with the Company's management and have discussed with Eisner LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, we have received from Eisner the written disclosures and the letter required by the Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, and we have discussed with Eisner their independence.

  Based on these reviews and discussions, we recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K/A for the fiscal year ended August 31, 2002.

               THE AUDIT AND MONITORING COMMITTEE

        Bernard Wincig, Edward G. Bohn and Kevin J. Coyle

Required Vote

     The approval of a majority of the shares present in person or represented by proxy and entitled to vote; assuming a quorum, at the Annual Meeting, is required for ratification of the appointment of independent auditors and public accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE
COMPANY VOTE "FOR" THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF
EISNER LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR
ENDING AUGUST 31, 2003.

        PROPOSAL 3:  INCREASE OF AUTHORIZED COMMON STOCK

Background

     We are seeking your approval to authorize an amendment to our certificate of incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 10,000,000 to [12,000,000], which will result in an increase of the total number of authorized shares of capital stock from 11,000,000 to [13,000,000].

     We currently have 10,000,000 shares of common stock authorized. However, assuming that our outstanding derivative securities and stock options will be converted into or exercised for shares of common stock, it is likely that we will issue the maximum number of shares of common stock that is currently authorized by our certificate of incorporation. The proposed amendment would provide the Board of Directors with the ability to approve the issuance of additional shares of common stock without requiring stockholder approval of such issuances, except as otherwise may be required by applicable law or the rules of any stock exchange or trading system on which the securities may be listed or traded. Our Board of Directors does not intend to issue any common stock except on terms that it deems to be in best interest of our stockholders. In the event that we decide to approve the issuance of additional shares of common stock, the percentage ownership of our current stockholders will decrease, and thus could have a dilutive effect on your current ownership interest.

     The proposed amendment does not change the number of authorized shares of preferred stock.

Proposal

   Under the proposed amendment, the first sentence of Article
Fourth of our certificate of incorporation would be amended and restated as follows:

   The aggregate number of shares which the Corporation shall have authority to issue is [13,000,000] shares, of which [12,000,000] shares of the par value of $.01 per share shall be designated "Common Stock" and 1,000,000 shares of the par value of $.01 per share shall be designated "Preferred Stock."

Required Vote

     The approval of the amendment to the certificate of incorporation requires the affirmative vote of holders of at least a majority of the outstanding shares of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THIS PROPOSAL 3 TO AUTHORIZE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO [12,000,000] AS SOON AS PRACTICABLE UPON STOCKHOLDER APPROVAL.

    PROPOSAL 4:  ADOPTION OF THE JENNIFER CONVERTIBLES, INC.
                     2003 STOCK OPTION PLAN

Proposal

The Board of Directors has recommended, and at the Annual
Meeting, the shareholders will be asked to approve, the adoption of our 2003 Stock Option Plan (Option Plan). A description of the Option Plan, which Option Plan is attached hereto as Appendix B, appears below.

Purpose of the Option Plan

     The purpose of the Option Plan is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of us or of any parent or subsidiary (as defined in subsection 5.7 of the Option Plan and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase common stock (as defined in Section 3 of the Option Plan), in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

The Option Plan

     The Option Plan provides for the grant of options to purchase up to [700,000] shares of common stock to our selected employees, officers, directors, agents, consultants and independent contractors. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (Code), or non-qualified options. Incentive stock options may be granted only to any individual who, at the time the option is granted, is employed by us or any related corporation, while non-qualified options may be granted to any director, employee, officer, agent, consultant or independent contractor of us or any related corporation, whether an individual or an entity.

     The Option Plan will be administered by the Board of Directors, except to the extent the Board of Directors delegates its authority to administer the Option Plan to its Stock Option Committee. The administrator of the Option Plan shall hereinafter be referred to as the "plan administrator." Any party to whom an option is granted under the Option Plan shall be referred to hereinafter as an "optionee."

     The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (Exercise Price) shall be established by the plan administrator, provided that the plan administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the common stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the common stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by Section 6 of the Option Plan. In addition, no individual may be granted options under the Option Plan to purchase more than _________ shares of common stock during any one year, subject to adjustment as set forth in Section 7 of the Option Plan.

     Options granted under the Option Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the plan administrator and set forth in the applicable option agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Option Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Option Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer.

     If the optionee's relationship with us or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the optionee may exercise, for a three-month period, that portion of the optionee's option which is exercisable at the time of such cessation, but the optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the plan administrator within 90 days of such cessation. If, in the case of an incentive stock option, an optionee's relationship with us or a related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an optionee's employment with us or the related corporation and the optionee's incentive stock option shall become a non-qualified stock option.

Options under the Option Plan must be issued by _________, 2013. Stock options granted under the Option Plan cannot be exercised
more than 10 years from the date of grant.   Stock options
issued to a 10% shareholder are limited to five-year terms. Payment of the option price shall be made in full at the time the notice of exercise of the option is delivered to the us and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the plan administrator in a particular case determines not to accept a personal check).

The plan administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the plan administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by delivery of shares of our stock held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the plan administrator; delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to us the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or delivery of a properly executed exercise notice together with instructions to us to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by us become available again for issuance under the Option Plan.

Unless sooner terminated by the Board of Directors, this Option Plan shall terminate on _________, 2013. No option may be granted after such termination or during any suspension of this Option Plan. The amendment or termination of this Option Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Option Plan.

The Board may at any time suspend, amend or terminate this Option Plan, provided that except as set forth in Section 7 of the Option Plan, the approval of the holders of a majority of our outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of Directors of any amendment which will: (a) increase the number of shares which are to be reserved for the issuance of options under the Option Plan; (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under the Option Plan; or (c) require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act.

All of our employees, officers and directors will be eligible to participate in the Option Plan.

Registration of Shares Issued Under Option Plan

We intend that the shares to be reserved for and issued under the Option Plan, for which approval is now sought, may be registered under the Securities Act. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the Option Plan.

New Plan Benefits

We do not currently know nor is it determinable the number of options that we will grant under the Option Plan to any person.

Certain Federal Income Tax Consequences of the Option Plan Under
Current Law

An optionee will recognize no taxable income at the time an option is granted.

An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the exercise of such option, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

Employees, directors, officers, consultants, agents and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

The Company will be entitled (provided it complies with certain reporting requirements with respect to the income received by the employee) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by shareholders. The Option Plan will not qualify as performance-based compensation.

Required Vote

     The adoption of the Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote; assuming a quorum, at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE
COMPANY VOTE "FOR" THIS PROPOSAL 4 TO ADOPT THE 2003 STOCK
OPTION PLAN.

   DEADLINE FOR STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at our 2004 Annual Meeting of Stockholders must be received at our offices at 419 Crossways Park Drive, Woodbury, New York 11797, no later than __________, 2003, for inclusion in our proxy statement and form of proxy relating to such meeting. All proposals must comply with applicable SEC rules and regulations. If we do not receive notice of any matter to be considered in presentation at the Annual Meeting, management proxies may offer discretionary authority to vote on matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934.

                          OTHER MATTERS

The Board is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

          DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF ITS ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED AUGUST 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K/A FOR THE YEAR ENDED AUGUST 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, JENNIFER CONVERTIBLES, INC., 417 CROSSWAYS PARK DRIVE, WOODBURY, NEW YORK 11797, AND THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (516) 496-1900.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING,
PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT
YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors


Harley J. Greenfield
Chairman and Chief Executive Officer
_____________________, 2003

APPENDIX A


                   JENNIFER CONVERTIBLES, INC.
                     AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the Company's financial reporting process including its internal controls regarding financial reporting, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's external auditors and (4) providing an avenue of communication among the independent auditors, management and the Board of Directors.

The  Audit Committee shall meet NASD independence and experience
requirements.   The  members of the  Audit  Committee  shall  be
appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee as required. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

  1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

  2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  3. Review an analysis prepared by the management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  4. In consultation with management and the independent auditor, consider the integrity of the Company's financial reporting processes and controls.

  5. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

  6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  7. Review major changes to the Company's accounting principles and practices as suggested by the independent auditor or management.

  8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit
     Committee and the Board.

  9. Receive periodic written and other reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to ensure the independence of the auditor.

 10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

 11. Meet with the independent auditor prior to the audit to review the planning and scope of the audit.

 12. Discuss with the independent auditor the matters required to  be  discussed by Statement on Auditing Standard No.  61 relating to the conduct of the audit.

 13. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include a discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

 14. Prepare the report required by Item 306 of Regulation S-K promulgated by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

 15. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce the code.

 16. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethical Conduct.

 17. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or government agencies.

 18. Meet at least annually with the chief financial officer, and the independent auditor in separate executive sessions.

 19. Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

 20. Perform any other activities consistent with the Charter, as the Committee or Board deems necessary or appropriate.

 21. Meet at least four times a year including the annual meeting with the independent auditors.

APPENDIX B

                  JENNIFER CONVERTIBLES, INC.

                     2003 STOCK OPTION PLAN

 Approved and Adopted by the Board of Directors on May 8, 2003

     SECTION 1. Purpose. The purpose of the Jennifer Convertibles, Inc. 2003 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of Jennifer Convertibles, Inc. (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

     SECTION 2.     Administration.

     (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"), except to the extent the Board delegates its authority to a committee of the Board to administer this Plan. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

     (b) For so long as the Common Stock is registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no Option shall be granted to a director or officer (subject to Section 16 of the Exchange Act) of the Company by the Board unless (i) approved in advance by the Board or the Plan Administrator in accordance with the provisions of Rule 16b-3(d)(1) under the Exchange Act (where the Plan Administrator, if not the entire Board, is a committee of the Board composed solely of two or more non-employee directors who satisfy the requirements of Rule 16b-3(b)(3) under the Exchange
Act), or (ii) approved in accordance with the provisions of Rule 16b-3(d)(2) under the Exchange Act, except that an option may be granted absent such approval if the option provides that no officer or director of the Company may sell shares received upon the exercise of such option during the six-month period immediately following the grant of such option.

          2.1 Procedures. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

          2.2 Responsibilities. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options, including the designation of such options as an incentive stock option or non-qualified stock option. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code (the "Code") Section 422, the regulations thereunder, and any amendments thereto.

          2.3 Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     SECTION 3. Stock Subject to This Plan. The stock subject to this Plan shall be the Company's Common Stock, no par value per share (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed [700,000] shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, canceled or terminated options.

     SECTION 4. Eligibility. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee".

     SECTION 5. Terms and Conditions of Options. Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan (the "Option Agreement"). Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

          5.1 Number of Shares and Price. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by Section
6. In addition, no individual may be granted options under the Plan to purchase more than [233,333] shares of Common Stock during any one year, subject to adjustment as set forth in
Section 7.

          5.2 Term and Maturity. Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than 10% shareholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

          Period of Optionee's
          Continuous Relationship
          With the Company or Related
          Corporation From the Date         Portion of Total Option
          the Option is Granted             Which is Exercisable

          after 1 year                            33.3%
          after 2 years                           66.6%
          after 3 years                           100 %

          5.3 Exercise. Subject to any vesting schedule described in subsection 5.2 above, each option may be exercised in whole or in part; provided, however, that no fewer than [100] shares (or the remaining shares then purchasable under the option, if less than [100] shares) may be purchased upon any exercise of an option hereunder and that only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

          5.4 Payment of Exercise Price. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

          The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

          (a) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

          (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or

          (c) delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

          5.5  Withholding Tax Requirement.   The Company or any
related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold such shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company, at its option in its sole discretion, shall (a) have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or (b) retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act.

          5.6 Assignability and Transferability of Option. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the applicable Option Agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

          5.7 Termination of Relationship. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

          If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential
information.   If an Optionee's relationship with the Company or
any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

          If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Plan Administrator.

          For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

          As used herein, the term "related corporation", when referring to a subsidiary corporation, shall mean any corporation (other than the Company) or other entity in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests of each of the corporations or other entities other than the Company is owned by one of the other corporations or other entities in such chain. When referring to a parent corporation or other entity, the term "related corporation" shall mean any corporation or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the option, each of the corporations or other entities other than the Company owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or other entities in such chain.

          5.8 Death of Optionee. If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

          5.9 Status of Shareholder. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

          5.10 Continuation of Employment. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

          5.11 Modification and Amendment of Option. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

          5.12 Limitation on Value for Incentive Stock Options. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Code is amended or if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations, changing or eliminating such annual limit, in which case the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be.

          5.13 Valuation of Common Stock Received Upon Exercise.

               5.13.1    Exercise of Options Under Sections
5.4(a) and (c). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value, which shall mean the last reported sales price, regular way, of the Common Stock on the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the exercise notice under Section 5.4(c) hereof (or, if no sale takes place on any such day, the closing bid price of the Common Stock on such day), on the principal securities exchange (including the National Association of Securities Dealers, Inc.'s (the "NASD") National Market System or the American Stock Exchange) on which the Common Stock is admitted or listed for trading, or, if the Common Stock is not listed on any such exchange on any such day, the highest reported bid price for the Common Stock as furnished by the NASD through NASDAQ, or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not listed for trading on an exchange and is not quoted on NASDAQ or any similar organization on any such day, the fair value of a share of Common Stock on such day as determined by the Plan Administrator of the Company in good faith.

               5.13.2    Exercise of Option Under Section
5.4(b). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof (a) in the case of the sale of the Common Stock received as a result of the exercise by a broker on the date of receipt by the Company of the Optionee's exercise notice, shall equal the sales price received for such shares; and (b) in all other cases, shall be determined as provided in Section 5.13.1 hereof.

     SECTION 6.     Greater Than 10% Shareholders.

          6.1  Exercise Price and Term of Incentive Stock

Options. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required (or, in the sole discretion of the Plan Administrator, permitted) by a change in the Code or by a ruling or pronouncement of the Internal Revenue Service.

          6.2 Attribution Rule. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

     SECTION 7. Adjustments Upon Changes in Capitalization. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

          7.1. Effect of Liquidation, Reorganization or Change In Control.

               7.1.1     Cash, Stock or Other Property for
Stock. Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the shareholders of the Company receive cash or property other than capital stock in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

               7.1.2     Conversion of Options on Stock for
Stock Exchange. If the shareholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

          7.2  Fractional Shares.  In the event of any
adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

          7.3 Determination of Board to Be Final. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

     SECTION 8. Securities Regulation. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

     As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionees as it may from time to time deem to be necessary or advisable. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

     Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or inter-dealer quotation system, all stock issued hereunder if not previously listed on such exchange or inter-dealer quotation system shall be authorized by that exchange or system for listing thereon prior to the issuance thereof.

     SECTION 9.     Amendment and Termination.

          9.1 Board Action. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will:

               (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

               (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or

               (c)  require shareholder approval under
applicable law, including Section 16(b) of the Exchange Act.

          9.2 Automatic Termination. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

     SECTION 10. Effectiveness Of This Plan. This Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting at any time within 12 months before or after the adoption of this Plan.

     Adopted by the Board of Directors on May 8, 2003 and approved by the shareholders on _________, 2003.

                                        Option Number: OP2003-

                  JENNIFER CONVERTIBLES, INC.

           NONQUALIFIED STOCK OPTION LETTER AGREEMENT

                                             Date:______________
_

YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION TO RECEIVE SHARES. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR IN ADVANCE CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.


TO: ______________________

     We are pleased to inform you that you have been selected by the Plan Administrator of Jennifer Convertibles, Inc. (the "Company") 2003 Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors and approved by the shareholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive a nonqualified option for the purchase of ________ shares of the Company's Common Stock, no par value ("Common Stock"), at an exercise price of $____ per share, subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference. It is understood that this Option is not intended to constitute an incentive stock option as that term is defined in
Section 422A of the Internal Revenue Code of 1986, as amended.

     The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

     Number of Shares: The option granted to you covers an aggregate of ______ shares of Common Stock.

     Exercise Price: The exercise price per share of Common
Stock subject to your option is $_____ per share (the "Exercise
Price").

     Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

     Date of Grant:  The date of grant of the option is
_______________.

     Term: The term of the option is ten years from date of grant, unless sooner terminated.

     Vesting: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:

          Period of Your Continuous
          Relationship With the
          Company or a Related
          Corporation From the               Portion of Total Option
          Date Option is Granted             Which is Exercisable

          after 1 year                              33.3%
          after 2 years                             66.6%
          after 3 years                              100%

     Exercise: The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

     Payment for Shares: The vested portion of this option may be exercised by the delivery of:

     (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

     (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

     (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

     (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

     Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

     Termination: Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

     Transfer of Option: The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

     Hold back: In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any option shares acquired under this Agreement without the prior written consent of the Company or its underwriters. The period of such restriction (the "Blackout Period") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding shares of Common Stock without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any option shares subject to the Blackout Period, or into which such option shares thereby become convertible, shall immediately be subject to the restrictions set forth herein. In order to enforce such restriction, the Company may impose stop-transfer instructions with respect to the option shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this subsection. This subsection shall not apply to option shares registered in the public offering under the Securities Act, and Grantee shall be subject to this subsection only if the directors and officers of the Company are subject to similar arrangements.

     Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

     It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     All decisions or interpretations made by the Plan
Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

     This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

     Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                   Very truly yours,

                                   JENNIFER CONVERTIBLES,INC.

                                   By:_______________________

                 ACCEPTANCE AND ACKNOWLEDGMENT

     I, a resident of the State of ______________, accept the nonqualified stock option described above and in the Jennifer Convertibles, Inc. 2003 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof. I further understand and acknowledge that the exercise of the nonqualified stock option described above implicates certain tax considerations and the Company has given no tax advice with respect to the nonqualified stock option described above. I have given the opportunity to discuss the option with my tax advisors and I understand the implications of exercising the option and holding or disposing of the shares underlying the option.

     Dated:_____________________  ______________

-------------------------------------------------------------------------
   Taxpayer I.D. Number                      Signature


     By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

     Dated:__________________

                                  ____________________________________
                                  Spouse's Signature


                                  ____________________________________
                                  Printed Name

                       NOTICE OF EXERCISE


Jennifer Convertibles, Inc.
419 Crossways Park Drive
Woodbury, NY 11797

Gentlemen:

     I hereby exercise my right to purchase ______ shares of Common Stock (the "Shares") of Jennifer Convertibles, Inc., a Delaware corporation, pursuant to, and in accordance with, the Jennifer Convertibles, Inc. 2003 Nonqualified Stock Option Agreement ("Agreement") dated ________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

     Name:______________________________________

     Address:____________________________________

           ____________________________________

     Social Security Number:_______________________

     The aggregate exercise price is $___________ (total number of shares to be purchased x $____ per share).

     1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

          (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

          (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

          (c)  the undersigned is a sophisticated investor;

          (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

          (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section
1.


     2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

     3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

     4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                              Very truly yours,

                              ____________________________________

                              (signature)

                              ____________________________________
                              (please type or print name)

                                            Option Number OP2003-

                  JENNIFER CONVERTIBLES, INC.

            INCENTIVE STOCK OPTION LETTER AGREEMENT

YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION TO RECEIVE SHARES. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR IN ADVANCE CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.


                                             Date:_________________

TO:  _____________________

     We are pleased to inform you that you have been selected by the Plan Administrator of the Jennifer Convertibles, Inc. (the "Company") 2003 Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors, and approved by the shareholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive an incentive option for the purchase of ________ shares of the Company's Common Stock, no par value ("Common Stock"), at an exercise price of $_____ per share subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

     The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

     Number of Shares: The option granted to you covers an aggregate of ______ shares of Common Stock.

     Exercise Price: The exercise price per share of Common
Stock subject to your option is $_____ per share (the "Exercise
Price").

     Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

     Date of Grant:  The date of grant of the option is_______________.

     Term. The term of the option is ten years from date of grant, unless sooner terminated.

     Vesting: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:

          Period of Your Continuous
          Relationship With the
          Company or a Related
          Corporation From the            Portion of Total Option
          Date Option is Granted          Which is Exercisable

          after 1 year                       33.3%
          after 2 years                      66.6%
          after 3 years                       100%

     Exercise. The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

     Payment for Shares. The vested portion of this option may be exercised by the delivery of:

     (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

     (b) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

     (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

     (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

     Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of , any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

     Termination. Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation thereof, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

     Transfer of Option.   The option is not transferable except
by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

     Hold back: In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any option shares acquired under this Agreement without the prior written consent of the Company or its underwriters. The period of such restriction (the "Blackout Period") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding shares of Common Stock without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any option shares subject to the Blackout Period, or into which such option shares thereby become convertible, shall immediately be subject to the restrictions set forth herein. In order to enforce such restriction, the Company may impose stop-transfer instructions with respect to the option shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this subsection. This subsection shall not apply to option shares registered in the public offering under the Securities Act, and Grantee shall be subject to this subsection only if the directors and officers of the Company are subject to similar arrangements.

     Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

     It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

     All decisions or interpretations made by the Plan
Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

     This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

     Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                        Very truly yours,

                                        JENNIFER CONVERTIBLES, INC.


                                         By:_________________________

                 ACCEPTANCE AND ACKNOWLEDGMENT

     I, a resident of the State of __________, accept the stock option described above granted under the Jennifer Convertibles, Inc. 2003 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof. I further understand and acknowledge that the exercise of the nonqualified stock option described above implicates certain tax considerations and the Company has given no tax advice with respect to the nonqualified stock option described above. I have been given the opportunity to discuss the option with my tax advisors and I understand the implications of exercising the option and holding or disposing of the shares underlying the option.

Dated:___________________

____________________________________    __________________________________
Taxpayer I.D. Number                    Signature


     By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:_________________



                                        ___________________________
                                        Spouse's Signature


                                        ______________________________
                                        Printed Name

                       NOTICE OF EXERCISE


Jennifer Convertibles, Inc.
419 Crossways Park Drive
Woodbury, New York  11797

Gentlemen:

     I hereby exercise my right to purchase ______ shares of Common Stock (the "Shares") of Jennifer Convertibles, Inc., a Delaware corporation, pursuant to, and in accordance with, the Jennifer Convertibles, Inc. 2003 Incentive Stock Option Agreement ("Agreement") dated __________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

     Name:______________________________________

     Address:____________________________________

          __________________________________

     Social Security Number:_______________________

     The aggregate exercise price is $___________ (total number of shares to be purchased x $____ per share).

     1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), the undersigned hereby agrees, represents, and warrants that:

          (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

          (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

          (c)  the undersigned is a sophisticated investor;

          (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

          (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

     2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

     3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

     4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

                              Very truly yours,

                              __________________________________
                              (signature)

                              ____________________________________
                              ( please type or print name)

                        JENNIFER CONVERTIBLES, INC.

              Annual Meeting of Stockholders _________, 2003

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned stockholder of Jennifer Convertibles, Inc. ("Company") hereby constitutes and appoints Harley J. Greenfield and Rami Abada, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at _____________________________________________
at ________ p.m., Eastern time,] on _____________________________ or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

              Please Detach and Mail in the Envelope Provided
                        [X] Please mark your votes
                                as in this example
                               using dark ink only.

 1.   To elect a Board of Directors for the ensuing year:

      FOR  [     ]             WITHHOLD  [     ]            Nominees:
     all nominees              AUTHORITY                    Harley J.Greenfield
     listed at right           to vote for all              Edward B. Seidner
     (except as marked         nominees listed at right     Edward G. Bohn
     to the contrary above)                                 Kevin J. Coyle
                                                            Bernard Wincig
                                                            Rami Abada
                                                            Mark Berman

                  INSTRUCTION:  To withhold authority to vote
               for any individual nominee(s), draw a line through
                       the name of the nominee(s) above.

  2. To ratify the appointment of Eisner LLP as the independent auditors and public accountants for the Company for the fiscal year ending August 31, 2003.

                           FOR               AGAINST            ABSTAIN
                         [     ]             [     ]            [     ]

  3. To authorize an amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock from 10,000,000 to [12,000,000].

                           FOR                AGAINST           ABSTAIN
                         [     ]              [     ]           [     ]

  4. To adopt the Jennifer Convertibles, Inc. 2003 Stock Option Plan.

                           FOR                AGAINST           ABSTAIN
                         [     ]              [     ]           [     ]

  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

                           FOR                AGAINST           ABSTAIN
                         [     ]              [     ]           [     ]

Please sign exactly as your name appears and return this proxy immediately in the enclosed stamped self-addressed envelope.

Signature(s)                   Signature                  Dated:           2003

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executives, administrators, trustees, etc. should state full title or capacity. Joint owners should each sign.